Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|

___________________________

THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York (Jurisdiction of incorporation if not a U.S. national bank)	13-5160382 (I.R.S. employer identification no.)
240 Greenwich Street, New York, N.Y. (Address of principal executive offices)	10286 (Zip code)

___________________________

Luckin Coffee Inc.
(Exact name of obligor as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
28th Floor, Building T3, Haixi Jingu Plaza 1-3 Taibei Road Siming District, Xiamen City, Fujian People’s Republic of China 361008 (Address of principal executive offices)	(Zip code)

Luckin Coffee Investment Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
28th Floor, Building T3, Haixi Jingu Plaza 1-3 Taibei Road Siming District, Xiamen City, Fujian People’s Republic of China 361008 (Address of principal executive offices)	(Zip code)

Luckin Coffee USA Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
28th Floor, Building T3, Haixi Jingu Plaza 1-3 Taibei Road Siming District, Xiamen City, Fujian People’s Republic of China 361008 (Address of principal executive offices)	(Zip code)

Luckin Coffee International Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
28th Floor, Building T3, Haixi Jingu Plaza 1-3 Taibei Road Siming District, Xiamen City, Fujian People’s Republic of China 361008 (Address of principal executive offices)	(Zip code)

Luckin Coffee (USA) Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	84-5033060 (I.R.S. employer identification no.)
28th Floor, Building T3, Haixi Jingu Plaza 1-3 Taibei Road Siming District, Xiamen City, Fujian People’s Republic of China 361008 (Address of principal executive offices)	(Zip code)

 Luckin Coffee Roasting (Hong Kong) Limited
(Exact name of registrant as specified in its charter)

Hong Kong (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
28th Floor, Building T3, Haixi Jingu Plaza 1-3 Taibei Road Siming District, Xiamen City, Fujian People’s Republic of China 361008 (Address of principal executive offices)	(Zip code)

Luckin Coffee (Hong Kong) Limited
(Exact name of registrant as specified in its charter)

Hong Kong (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
28th Floor, Building T3, Haixi Jingu Plaza 1-3 Taibei Road Siming District, Xiamen City, Fujian People’s Republic of China 361008 (Address of principal executive offices)	(Zip code)

Luckin Coffee Roastery (Hong Kong) Limited
(Exact name of registrant as specified in its charter)

Hong Kong (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
28th Floor, Building T3, Haixi Jingu Plaza 1-3 Taibei Road Siming District, Xiamen City, Fujian People’s Republic of China 361008 (Address of principal executive offices)	(Zip code)

Luckin Coffee International (Hong Kong) Limited
(Exact name of registrant as specified in its charter)

Hong Kong (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
28th Floor, Building T3, Haixi Jingu Plaza 1-3 Taibei Road Siming District, Xiamen City, Fujian People’s Republic of China 361008 (Address of principal executive offices)	(Zip code)

__________________________

9.00% Series A Senior Secured Notes Due 2023

9.00% Series B Senior Secured Notes Due 2027

Zero coupon Series C Senior Secured Notes Due 2023
(Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223
Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045
Federal Deposit Insurance Corporation	550 17th Street, NW Washington, D.C. 20429
The Clearing House Association L.L.C.	100 Broad Street New York, N.Y. 10004

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act").

1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-261533).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-229519).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Woodland Park, and State of New Jersey, on the
18th day of January, 2022.

THE BANK OF NEW YORK MELLON

By:	/s/ Latoya S. Elvin
Name: Latoya S. Elvin Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of 240 Greenwich Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2021, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar amounts in thousands

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	5,784,000
Interest-bearing balances	142,725,000
Securities:
Held-to-maturity securities	56,263,000
Available-for-sale debt securities	100,318,000
Equity securities with readily determinable fair values not held for trading	72,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell…	12,803,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases held for investment	29,494,000
LESS: Allowance for loan and lease losses	206,000
Loans and leases held for investment, net of allowance	29,288,000
Trading assets	11,512,000
Premises and fixed assets (including capitalized leases)	2,931,000
Other real estate owned	1,000
Investments in unconsolidated subsidiaries and associated companies	1,576,000
Direct and indirect investments in real estate ventures	0
Intangible assets	6,936,000
Other assets	15,621,000
Total assets	385,830,000

LIABILITIES

Deposits:
In domestic offices	218,664,000
Noninterest-bearing	96,074,000
Interest-bearing	122,590,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	123,251,000
Noninterest-bearing	8,901,000
Interest-bearing	114,350,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	0
Securities sold under agreements to repurchase	4,020,000
Trading liabilities	2,655,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	701,000
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	8,028,000
Total liabilities	357,319,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	11,725,000
Retained earnings	16,437,000
Accumulated other comprehensive income	-786,000
Other equity capital components	0
Total bank equity capital	28,511,000
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	28,511,000
Total liabilities and equity capital	385,830,000

I, Emily Portney, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Emily Portney
Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas P. Gibbons Samuel C. Scott Joseph J. Echevarria	Directors